(PAGE NUMBERS REFER TO PAPER DOCUMENT ONLY)

EXHIBIT 10.67
                        THIRD AMENDMENT TO
                            CPI CORP.
               EMPLOYEES PROFIT SHARING PLAN AND TRUST

         (As Amended and Restated Effective January 1, 1998)

	Pursuant to the provisions of Section 14.1 of Article XIV of the CPI Corp. Employees Profit Sharing Plan and Trust (the "Plan"), and pursuant to resolutions of the Profit Sharing Plan Committee, the Plan is hereby amended in the following respects effective as of January 1, 1997, except as otherwise stated in this Amendment. This Third Amendment incorporates changes requested by the Internal
Revenue Service in connection with the Plan's application for a favorable determination letter in 2002.

     1. SECTION 9.1, PROHIBITION AGAINST ALIENATION, is amended by adding the following two new sentences at the end thereof:

     Notwithstanding the foregoing restrictions, a Participant's Accrued Benefit may be reduced to satisfy the Participant's liability to the Plan due to: (a) The Participant's conviction of a crime involving the Plan; (b) a judgment or consent order or decree in an action for violation of fiduciary standards; or (c) a settlement involving the Department of Labor. The preceding sentence shall be effective for judgments, orders, decrees and settlements arising on or after August 5, 1997.

     2. PARAGRAPH (G) OF SECTION 1.3, LOANS TO PARTICIPANTS, is amended by adding the following new sentence at the end thereof:

     Effective December 12, 1994, loan repayments may be suspended under the Plan during any period the Participant is engaged in qualified military service (as defined in Section
     414(u)(5)of the Code).

     3. PARAGRAPH (C), PERMISSIVE AGGREGATION GROUP, OF SECTION 18.1 is amended in its entirety to read as follows:

         (c) PERMISSIVE AGGREGATION GROUP: A group of qualified plans of the Employer not required to be included in a Required Aggregation Group but whose inclusion would not cause such group to fail to meet the requirements of Section
     401(a)(4) and Section 410 of the Code.

     4. SECTION 18.6, LIMITATION OF BENEFITS, is amended by adding the following new sentence at the end thereof:

     This Section 18.6 shall not apply in Limitation Years beginning after 1999.

     IN WITNESS WHEREOF, the Profit Sharing Plan Committee has caused this instrument to be adopted on behalf of CPI Corp. this 29th day of November, 2002, effective as of the dates stated herein.


                             CPI CORP.


                             By: /s/ Fran Scheper
                                 -------------------------
                                     Fran Scheper

                             Title: Executive Vice President,
                                     Human Resources

                             For the Profit Sharing Plan Committee





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